2023 INVESTOR DAY Driving Sustainable Growth in a Post-Pandemic World Jim Davis Chief Executive Officer and President

SAFE HARBOR DISCLOSURE The statements in the following presentations which are not historical facts may be forward looking statements. Readers are cautioned not to place undue reliance on forward looking statements, which speak only as of the date that they are made and which reflect management's current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, the complexity of billing, reimbursement and revenue recognition for clinical laboratory testing, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the company's most recently filed Annual Report on Form 10 K and in any of the company's subsequently filed Quarterly Reports on Form 10 Q and Current Reports on Form 8 K, including those discussed in the "Business," "Risk Factors," "Cautionary Factors that May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of those reports. In the following presentations, references to adjusted EPS refer to adjusted diluted EPS. Any references to base business, testing, revenues, or volumes refer to the performance of our business excluding COVID 19 testing. Any references to operating margin(s) refer to adjusted operating income as a percentage of net revenues. Any references to free cash flow refer to cash flow from operations less capital expenditures. 2023 INVESTOR DAY 2

Key highlights We are poised to grow based on our exceptional capabilities and relationships We have the right strategy to accelerate growth Investments in advanced diagnostics and CIT will drive profitable growth Invigorate will continue to drive operational productivity while improving the customer experience Long-term outlook 2023-26: Mid single-digit revenue CAGR; and high single-digit adjusted EPS CAGR 2023 INVESTOR DAY 3

Introducing The Quest Way with an ambitious Purpose and refreshed Strategy and Culture PURPOSE Working together to create a healthier world, one life at a time STRATEGY We help people make the best decisions to improve health by providing high-quality and affordable diagnostic testing insights and services using our scale and extensive reach Collaborating with payers, providers and partners to leverage our broad access Offering the most extensive menu of testing and services Leveraging our data assets and services to improve population health and enable Value-based care Continuously improving our quality and efficiency by embracing AI, automation and other innovation technologies Who we serve: Patients, Consumers, Physicians, Hospitals, Life Sciences Companies, Employers, Insurers, Retailers, Public Health Agencies and Communities CULTURE Customer First, Care, Collaboration, Continuous Improvement, Curiosity 2023 INVESTOR DAY 4

We have an established core team and have added experienced leaders focused on profitable growth Jim Davis CEO & President Sam Samad EVP Chief Financial Officer Cathy Doherty SVP Regional Businesses Mark Delaney SVP Chief Commercial Officer Patrick Plewman SVP Diagnostic Services Karthik Kuppusamy SVP Clinical Solutions Mark Gardner SVP Genomics and Oncology R&D Richard Adams VP/GM Consumer-Initiated Testing Dermot Shorten SVP Strategy, M&A and Ventures Gabrielle Wolfson SVP Chief Information and Digital Officer Cecilia McKenney SVP Chief Human Resources Officer Mike Prevoznik SVP General Counsel Gary Samuels SVP Chief Communications Officer Kristin Wallace SVP Chief Compliance Officer 2023 INVESTOR DAY 5

Quest is the leader in diagnostic testing insights and services Serves 50% of US hospitals and physicians Serves 1/3 of the US adult population annually and 50% within 3 years ~208M requisitions in 2022 >60B patient data points ~13,600 phlebotomists across ~7,300 access points ~9,400 health and wellness professionals ~ 4,000 couriers and 20 aircraft 26 regional and esoteric labs ~4,900 Med Techs ~ 600 MDs and PhDs $9.9B 2022 REVENUES 2023 INVESTOR DAY 6

Approximately 90% of our revenues come from physicians and hospitals ~$8.4B 2022 base business revenues ~$1.5B 2022 COVID-19 revenues Physician Office $5.9B 70.2% $8.4B Health Systems Reference: >$1B Professional Lab Services: ~$600M $1.6B 19.1% Consumer Health & Other Consumer Pharma Services Employer Solutions & Population Health Life Insurance (Risk Assessment) Other $0.9B 10.7% 2023 INVESTOR DAY 7

Quest fully participates in an $85 billion U.S. lab market PHYSICIAN LAB SERVICES $55B POLs 11% DGX 11% Hospital Outreach 35% Other Independent Labs 43% 2-4% CAGR 2022 TOTAL US LAB MARKET $85B Physician Lab Services $55B 64% Hospital Lab Services $30B 36% Total Lab Market growing 1-3% CAGR HOSPITAL LAB SERVICES $30B DGX 5% Other Independent Labs 13% Other Hospital 82% 0-2% CAGR Note: Excludes COVID-19 testing. 2023 INVESTOR DAY 8

Trends in technology and consumerism will continue to shape healthcare and favor Quest Advancements in genomic and oncology testing Greater adoption of artificial intelligence and automation New point of care and collection devices Consumers are more engaged in their healthcare 2023 INVESTOR DAY 9

We have the right strategy to accelerate growth Physician Lab Services 4-5% CAGR Partnering with health plans Value based care Retail expansion Hospital Lab Services 5-6% CAGR Expanding reference capabilities PLS 2.0 Acquire outreach Consumer Health $250M revenue Direct sales Partnerships Menu expansion Advanced Diagnostics Long-term outlook 2023-26: Mid single-digit revenue CAGR; and high single-digit adjusted EPS CAGR 2023 INVESTOR DAY 10

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH We grow our physician business by leveraging our industry leading health plan access 90% Access We will improve access over the next three years ACCESS CAPTURE Focused on high access, low capture regions: Leakage programs Redirection programs Outreach acquisitions Health Plans Partnerships to engage with: Patients Physicians Employers 2023 INVESTOR DAY 11

PHYSICIAN LAB SERVICES | HOSPITAL LAB SERVICES | CONSUMER HEALTH

We expect to add ~$600M in incremental health plan revenue through our expanded access and value-based contracting

2026 REVENUE TARGET FROM EXPANDED ACCESS


~$580M
~$900M
~$1.5B
2018
2022
Target

PERCENT OF BASE REVENUE FROM VALUE-BASED CONTRACTS


~30%
~40%
>50%
2021
2022
Target

Quest Diagnostics 2023 INVESTOR DAY 12

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH As value-based care gains momentum, providers taking on risk are relying more on diagnostic testing and services Medicare Beneficiary Medicare Medicare Advantage Delegate lives ACO Reach Large Physician Group ACOs and large physician groups taking risk More focus on early diagnosis and prevention are key to managing risk Value and affordable care are paramount CMS to transition virtually all Medicare beneficiaries to ACOs by 2030 2023 INVESTOR DAY 13

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH We augment our testing with a range of programs and services that enable value-based care COMPREHENSIVE TESTING Breadth of testing across clinical areas COMPREHENSIVE SOLUTIONS Data analytics and member insights Mobile phlebotomy services Health coaching and medication adherence Convenient locations for testing Gap-in-care services Prescription check Food delivery and SDOH resources Screening programs 2023 INVESTOR DAY 14

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH We have expanded our retail presence, from patient service centers to COVID-19 testing sites, to reaching consumers directly INITIAL RELATIONSHIPS PANDEMIC PARTNERSHIPS FUTURE OPPORTUNITIES 2023 INVESTOR DAY 15

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH We are expanding and enhancing our reference testing solutions for health systems Improved health system workflow Utilization management systems Menu expansion (e.g., oncology & genetics) Discrete outsourcing (e.g., microbiology, cytology, pathology) 2023 INVESTOR DAY 16

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH PLS 2.0 will expand our offerings to drive continued growth and help health systems achieve their strategic objectives PROFESSIONAL LAB SERVICES REVENUE ($M) ~$280 2019 ~$590 2022 ~28% CAGR RECENT PLS RELATIONSHIPS PLS 2.0 EXPANDED OFFERINGS Support achievement of health system operational and quality metrics Provide solutions to alleviate workforce challenges Enhance the delivery of population health and meet patients where they are 2023 INVESTOR DAY 17

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH Outreach monetization and support provide compelling benefits to health systems Integrated data sharing Enhanced physician workflow and satisfaction Broadest test menu Source of capital 2023 INVESTOR DAY 18

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH Our recent launch of QuestHealth.com is off to a strong start The benefits of testing You can get the information you need to support a healthy life - for yourself Take control of your health Conveniently shop and pay online for lab tests without a doctor's visit. An independent physician will review your request and if appropriate, confirm your order and offer oversight Schedule and manage your appointments Conveniently schedule your appointment online at one of our Quest Patient Service Centers or drive-through locations. Certain tests may also offer self-testing home delivery Get your results online View your results through your secure account online. And it's easy to share the result with your doctor. Sniff out what's giving you the spring sniffles. Save 15% for a limited time on respiratory allergy tests Shop allergy tests How Does it Work? In-Person at Quest Patient Service Centers We are never far. Make an appointment at one of our 2,000+ U.S. locations 1. Purchase your test Schedule your appointment after purchasing a test to minimize wait time Browse tests 2. Visit a center Enter your zip code to find a Quest center closest to you Find a location 3. Get results online We will email you when your confidential results are available View results PWNHealth and its affiliates will review your purchase to ensure it's medically appropriate before submitting a test order for processing. They will also review your test results and contact you directly if your results require prompt attention. Should you have any questions, PWNHealth and its affiliates are available to discuss. Nearly doubled conversion rate Increased order volume and fulfillment rates Improved customer acquisition cost and return on ad spend 2023 INVESTOR DAY 19

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH Our CIT business serves diverse customer types with different needs TOP CUSTOMER TYPES Watchful Worriers Privacy Seekers Healthcare Avoiders TOP TEST TYPES Chronic diseases STIs and STDs Comprehensive health profiles 2023 INVESTOR DAY 20

PHYSICIAN LAB SERVICES HOSPITAL LAB SERVICES CONSUMER HEALTH Strategy to reach our revenue goal of $250M for CIT Drive direct sales Expand product portfolio Open distribution channels Unlock insurance revenue Help our customers "beyond the test" 2023 INVESTOR DAY 21

Advanced Diagnostics Advanced Diagnostics fuels growth in physician offices, hospitals and among consumers across all clinical areas Neurology Rare disease Cardiovascular Oncology Reproductive health Consumer health Infectious disease Platform approach 2023 INVESTOR DAY 22

Advanced Diagnostics Investments we are making will enable us to drive profitable growth in molecular genomics and oncology PROJECTED GERMLINE AND SOMATIC TESTING MARKET Germline Somatic (cancer) ~$15B $4B $11B 2022 ~$30B $11B $19B 2030 ~10% CAGR Source: LEK Analysis 2023 INVESTOR DAY 23

Invigorate will continue to deliver operational productivity while improving the customer experience through four major initiatives Leverage automation and AI Reduce denials and write-offs ~3% Annual Productivity Savings Select and retain talent Enhance the digital experience 2023 INVESTOR DAY 24

Key takeaways We are poised to grow based on our exceptional capabilities and relationships We have the right strategy to accelerate growth Investments in advanced diagnostics and CIT will drive profitable growth Invigorate will continue to drive operational productivity while improving the customer experience Long-term outlook 2023-26: Mid single-digit revenue CAGR; and high single-digit adjusted EPS CAGR 2023 INVESTOR DAY 25

2023 INVESTOR DAY Appendix Non-GAAP Reconciliations

Note on Non-GAAP Financial Measures As used in this press release the term "reported" refers to measures under accounting principles generally accepted in the United States ("GAAP"). The term "adjusted" refers to non-GAAP operating performance measures that exclude special items such as restructuring and integration charges, amortization expense, and excess tax benefits ("ETB") associated with stock-based compensation. The company has provided a compound annual growth rate projection for 2023 to 2026 of high single-digits for adjusted diluted EPS, which is a non-GAAP measure. The company is unable to present a reconciliation of adjusted diluted EPS to reported diluted EPS, the most comparable GAAP measure due to the inherent uncertainty and variability in the nature and amount of special items referenced above, and the amount of these items could be significant in any of the associated periods. Non-GAAP adjusted measures are presented because management believes those measures are useful adjuncts to GAAP results. Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures determined under GAAP. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors, to analyze the underlying trends in our business, to establish operational budgets and forecasts and for incentive compensation purposes. We believe that these non-GAAP measures are useful to investors and analysts to evaluate our performance period over period and relative to competitors, as well as to analyze the underlying trends in our business and to assess our performance. 2023 INVESTOR DAY 27

Adjusted Diluted EPS from Continuing Operations The following table reconciles adjusted diluted earnings per share from continuing operations ("Diluted EPS") to reported results under GAAP. Diluted EPS - as reported Amortization of intangible assets (a) Restructuring and integration charges (b) COVID-19 impact (c) Gain on remeasurement of equity interest (d) Other (e) Gains and losses on investments (f) Quest for Health Equity costs (g) Gain on sale of ownership in joint venture (g) Excess benefits associated with stock-based compensation Diluted EPS - as adjusted Twelve months ended December 31, 2019 $6.13 0.61 0.42 - (0.50) - - (0.10) $6.56 2020 $10.47 0.63 0.32 0.39 (0.46) 0.08 (0.10) 0.02 - (0.17) $11.18 2021 $15.55 0.62 0.36 0.03 - (0.24) 0.08 (2.02) (0.14) $14.24 2022 $7.97 0.74 0.56 - (0.05) 0.26 0.59 - (0.12) $9.95 Twelve months ended December Low $7.61 0.73 0.21 - - - (0.15) $8.40 High $8.21 0.73 0.21 - - - (0.15) $9.00 2023 INVESTOR DAY 28

Adjusted Diluted EPS from Continuing Operations (a) Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (b) Represents costs primarily associated with workforce reductions, systems conversions and integration incurred in connection with further restructuring and integrating our business. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (c) For the twelve months ended December 31, 2021, represents the impact of certain items resulting from the COVID 19 pandemic including incremental costs incurred to protect the health and safety of our employees and customers. For the twelve months ended December 31, 2020, principally includes expense associated with payments to eligible employees to help offset expenses they incurred as a result of COVID 19, incremental costs incurred primarily to protect the health and safety of our employees and customers, and certain asset impairment charges. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (d) For the twelve months ended December 31, 2020, represents a pre-tax gain of $70 million based on the difference between the fair value and the carrying value of an equity interest. On August 1, 2020, we completed the acquisition of the remaining 56% interest in Mid America Clinical Laboratories, LLC ("MACL") from our joint venture partners. As a result of the transaction, we remeasured our previously held minority interest in MACL to fair value and recognized a gain. Income tax expense was calculated based on an effective income tax rate on the transaction of 11.8%, which is lower than the statutory income tax rate due to a permanent difference in the financial reporting and tax basis of goodwill. 2023 INVESTOR DAY 29

Adjusted Diluted EPS from Continuing Operations (e) For the twelve months ended December 31, 2022, primarily represents a $14 million impairment charge on certain property, plant and equipment and a $5 million loss associated with the increase in the fair value of the contingent consideration accruals associated with previous acquisitions, partially offset by a $10 million gain from a payroll tax credit under the Coronavirus Aid, Relief, and Economic Security Act associated with the retention of employees. Additionally, the twelve months ended December 31, 2022 includes an $18 million income tax benefit due to the adjustment to state deferred tax liabilities related to depreciation expense. For the twelve months ended December 31, 2020, primarily represents a loss on retirement of debt. For the twelve months ended December 31, 2019, primarily represents a gain associated with the sale and leaseback of a property, a gain associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, and a gain associated with an insurance claim for hurricane related losses, partially offset by costs incurred related to a data security incident and non-cash asset impairment charges. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. For the gain associated with an insurance claim for hurricane related losses in 2019, there was no net income tax expense as we were able to utilize net operating loss carryforwards for which a valuation allowance had previously been established. For the gain in 2019 associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, there was no net income tax expense related to acquisitions for which the gain was non-taxable. (f) Primarily represents gains and losses associated with changes in the carrying value of our strategic investments. For the twelve months ended December 31, 2021, the pre-tax impact also includes a non-cash impairment to the carrying value of an equity method investment. Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. 2023 INVESTOR DAY 30

Adjusted Diluted EPS from Continuing Operations (g) Represents the costs associated with donations, contributions and other financial support through Quest for Health Equity our initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities). Income tax impacts were primarily calculated using combined statutory tax rates of 25.5%. (h) Represents a gain of $314 million following the sale of our 40% ownership interest in Q2 Solutions, our clinical trials central laboratory services joint venture, to IQVIA Holdings, Inc., our joint venture partner, for $760 million in an all-cash transaction. Income tax expense on the transaction resulted in an effective income rate of 17.6%. 2023 INVESTOR DAY 31

Adjusted Operating Income as a Percentage of Net Revenues The following table reconciles adjusted operating income as a percentage of net revenues to reported results under GAAP. Operating income - as reported - as a percentage of net revenues Amortization of intangible assets Restructuring and integration charges (a) COVID-19 impact (b) Other (c) Quest for Health Equity costs (d) Operating income - as adjusted - as a percentage of net revenues Twelve months ended December 31, 2019 15.9% 1.2% 1.0% - (1.1%) - 17.0% 2020 20.9% 1.1% 0.6% 0.8% - 23.4% 2021 22.1% 1.0% 0.6% - 0.1% 23.8% 2022 14.5% 1.2% 0.9% - 0.1% 0.9% 17.6% 2023 15.3% 1.3% 0.4% - - 17.0% 2023 INVESTOR DAY 32

Adjusted Operating Income as a Percentage of Net Revenues (a) Represents costs primarily associated with workforce reductions, systems conversions and integration incurred in connection with further restructuring and integrating our business. (b) Principally includes expense associated with payments to eligible employees to help offset expenses they incurred as a result of COVID-19, incremental costs incurred primarily to protect the health and safety of our employees and customers, and certain asset impairment charges. (c) For the twelve months ended December 31, 2022, primarily represents a $14 million impairment charge on certain property, plant and equipment and a $5 million loss associated with the increase in the fair value of the contingent consideration accruals associated with previous acquisitions, partially offset by a $10 million gain from a payroll tax credit under the Coronavirus Aid, Relief, and Economic Security Act associated with the retention of employees. For the twelve months ended December 31, 2019, primarily represents a gain associated with the sale and leaseback of a property, a gain associated with the decrease in the fair value of the contingent consideration accruals associated with previous acquisitions, and a gain associated with an insurance claim for hurricane related losses, partially offset by costs incurred related to a data security incident and non-cash asset impairment charges. (d) Represents the costs associated with donations, contributions and other financial support through Quest for Health Equity our initiative with the Quest Diagnostics Foundation to reduce health disparities in underserved communities). 2023 INVESTOR DAY 33